Earnings / (Loss) per Share	12 Months Ended
Dec. 31, 2019
Earnings / (Loss) Per Share

10. Earnings / (Loss) per Share

All common shares issued (including the restricted shares issued under the equity incentive plan, or else) are the Company’s common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreements. Unvested shares granted under the Company's incentive plan, or else, are entitled to receive dividends which are not refundable, even if such shares are forfeited, and therefore are considered participating securities for basic earnings per share calculation purposes. For 2019, 2018 and 2017 the Company did not declare nor paid any dividends. The calculation of basic earnings/ (loss) per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. For 2019 and 2018, and on the basis that the Company incurred losses, the effect of the incremental shares assumed issued would have been anti-dilutive, and therefore basic and diluted losses per share is the same amount. For 2017, the computation of diluted earnings per share reflects the potential dilution from conversion of outstanding preferred convertible stock calculated with the “if-converted” method. No incremental shares were calculated with the treasury stock method for the unexercised warrants to issue preferred convertible shares.

	2019		2018		2017
	Basic LPS	Diluted LPS	Basic LPS	Diluted LPS	Basic EPS	Diluted EPS
Net income / (loss)	$(32,057)	$(32,057)	$(52,895)	$(52,895)	$3,819	$3,819
Net income / (loss) available to common stockholders	(32,057)	(32,057)	(52,895)	(52,895)	3,819	3,819

Weighted average number of common shares outstanding	28,646,763	28,646,763	9,450,555	9,450,555	427,333	427,333
Effect of dilutive shares	-	-	-	-	-	28
Total shares outstanding	28,646,763	28,646,763	9,450,555	9,450,555	427,333	427,361

Earnings / (Loss) per common share	$(1.12)	$(1.12)	$(5.60)	$(5.60)	$8.94	$8.94